Where Intelligence Meets Infrastructure® Investor Presentation September 15, 2020

NON-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined under GAAP, the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. The Company presents adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin as performance measures because management uses these measures in evaluating the Company’s underlying performance on a consistent basis across periods and in making decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. The Company presents net debt and net debt leverage as performance measures because management uses them in evaluating its capital management, and the investment community commonly uses them as measures of indebtedness. The Company presents free cash flow because management believes it is commonly used by the investment community to measure the Company’s ability to create liquidity. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation and have been posted online at www.muellerwaterproducts.com. 2

Forward-Looking Statements This presentation release contains certain statements that may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, trend descriptions, the COVID-19 pandemic, go-to-market strategies, operational excellence, acceleration of new product development, end market performance, net sales performance, adjusted operating income and adjusted EBITDA performance, margins, capital expenditure plans, litigation outcomes, capital allocation and growth strategies, and future warranty charges. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including the extent, duration and severity of the impact of the COVID-19 pandemic on the Company’s operations and results, including effects on the financial health of customers (including collections), the Company and the financial/capital markets, government-mandated facility closures, COVID- 19 related facility closures and other manufacturing restrictions, logistical challenges and supply chain interruptions, potential litigation and claims emanating from the COVID-19 pandemic, and health, safety and employee/labor issues in Company facilities around the world; regional, national or global political, economic, market and competitive conditions; cyclical and changing demand in core markets such as municipal spending; government monetary or fiscal policies; residential and non-residential construction, and natural gas distribution; manufacturing and product performance; expectations for changes in volumes, continued execution of cost productivity initiatives and improved pricing; warranty exposures (including the adequacy of warranty reserves); the Company’s ability to successfully resolve significant legal proceedings, claims, lawsuits or government investigations; compliance with environmental, trade and anti-corruption laws and regulations; changing regulatory, trade and tariff conditions; failure to achieve expected cost savings, net sales expectations, profitability expectations and manufacturing efficiencies from our large capital investments in Chattanooga and Kimball, Tennessee and Decatur, Illinois and plant closures; the failure to integrate and/or realize any of the anticipated benefits of recent acquisitions or divestitures; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company’s most recently filed Quarterly Reports on Form 10-Q and Annual Report on Form 10-K (all of which risks may be amplified by the COVID-19 outbreak). Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward-looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the U.S. Securities and Exchange Commission. 3

Mueller Water Products at a Glance HISTORY LTM FINANCIALS (1) KEY PRODUCTS (2) END MARKETS (2) AS OF JUNE 30, 2020 FISCAL YEAR 2019 FISCAL YEAR 2019 • Founded 160 years ago $ in millions % of Consolidated Net Sales • Spun off from Walter Net sales $965.7 Industries in 2006 • Listed on NYSE (MWA) June Adjusted EBITDA $189.9 1, 2006 % of net sales 19.7% Hydrants & 60-65% Brass Repair and 25-30% • Divested U.S. Pipe (April Gate Valves Products Cash Flow from Operations $152.5 replacement Residential 2012) and Anvil (Jan. 2017) of municipal construction Free Cash Flow $67.6 water • Acquired Singer Valve (Feb. systems 2017) and Krausz Industries Specialty Total Debt $447.6 Valve & (Dec. 2018) Repair Total Cash $170.7 • Paid and settled Walter Tax <10% Technologies Liability for $22.2 million Net Debt to Adjusted EBITDA 1.5 x Natural gas utilities with no future obligations Total Liquidity $286.8 (Nov. 2019) Mueller Water Products is a water-focused company with an estimated 60% to 65% of sales for repair and replacement of essential infrastructure (1) Provided with Q3FY20 earnings press release and call on August 5 & 6, 2020. (2) Key product categories and end market data based on fiscal 2019 information and estimates and includes sales for Infrastructure and Technologies segments. 4

Investment Highlights • Leading brand and municipal market specification positions • Large installed base of iron gate valves and fire hydrants STRONG COMPETITIVE POSITION • Comprehensive distribution network and strong end-user relationships • Low-cost manufacturing operations using lost foam process • Favorable market dynamics in municipal and residential end-markets LONG-TERM END MARKET DYNAMICS • Aging infrastructure with increasing public awareness driving need for investment requiring CONTINUE TO IMPROVE a $1.7 trillion investment, according to the American Water Works Association(1) • End-markets served by limited number of suppliers MODERNIZING MANUFACTURING AND • Enhanced operational excellence initiatives delivering ongoing productivity improvements DRIVING OPERATIONAL EXCELLENCE • Prioritizing capital investments to modernize manufacturing facilities, equipment and TO DELIVER MARGIN EXPANSION processes to drive margin expansion and continued investment in product development LEVERAGING STRENGTHS TO • Potential adoption of technology-enabled products by water utilities to actively diagnose, monitor and control the delivery of drinking water INCREASE TECHNOLOGY-ENABLED • Proprietary fixed leak detection, pipe condition assessment, smart metering and software PRODUCTS offerings for utilities to have flexible and scalable platform for infrastructure monitoring • Flexible balance sheet with 1.5x net debt leverage and ample liquidity with $286.8 million FLEXIBLE BALANCE SHEET AND available STRONG CASH FLOW • Enabling growth through capital investments and acquisitions, while historically returning cash to shareholders through dividends and share repurchases (1) American Water Works Association, Buried No Longer: Confronting America’s Water Infrastructure Challenge 2012 5

COVID-19 Update from Third Quarter 2020* Key Actions Taken Key End Market Performance • Essential business providing products and services needed to • Municipal Water Repair & Replacement manage and maintain our nation’s critical water infrastructure − Municipal end market held up relatively well during the third quarter, • Manufacturing plants and distribution centers continued to supply as utilities focused on maintaining essential services and completing products, during the quarter, to customers with minimal disruption existing projects, where possible as a result of the pandemic − Saw delays in some ongoing projects and approvals of new projects, which impacted project-related areas of our business, principally • Took swift action implementing enhanced safety and hygiene metering, leak detection and specialty valve products processes to create safe and healthy working environments for our − Anticipate that project-related portion of the municipal water market employees, customers, suppliers and communities, that are now will remain challenging as state and local governments update their part of our standard work procedures budgets and adjust to lower tax receipts, and utilities feel the effects from lower water revenues; new projects could be pushed out further • Continue to proactively monitor our supply chain and did not experience any material supply chain issues during the quarter • Residential Construction − Recovery during the second half of the third quarter after a sharp • Response team provides leadership through this crisis, as the decrease in activity in many regions in the first half of the quarter, as pandemic continues to evolve shelter-in-place restrictions were lifted across the country − Residential construction activity could continue to improve with • Continue to maintain tight cost controls, and continue to evaluate mortgage rates at historic lows, relatively low lot inventories, pent-up opportunities to streamline manufacturing operations and SG&A demand and supportive demographic trends expenses Top Keeping our employees safe │ Protecting our communities Priorities Delivering exceptional products and support to our customers │ Increasing cash flow * Update provided with Q3FY20 earnings press release and call on August 5 & 6, 2020. 6

Mueller Water Products in a Strong Position vs. Great Recession FOCUSED COMPANY SERVING • Created more focused company after selling U.S. Pipe and Anvil with increased proportion of products for municipal repair and replacement market CRITICAL NEEDS FOR WATER • Additional sales primarily come from residential construction and project-related UTILITIES municipal work CORE PRODUCTS FOR NON- • Estimate 60% to 65% of core products critical to utilities to maintain their networks DISCRETIONARY REPAIR AND • Residential construction made up about 25% to 30% of our consolidated net sales REPLACEMENT in fiscal 2019 compared with approximately 50% in fiscal 2007 LONG HISTORY AND • Impressive longevity, working with our customers for over a century to ensure they have the vital products and services they need to deliver clean, safe drinking water CONSISTENT CASH FLOW • Generated solid cash flows throughout the cycle evidenced by consistently paying a GENERATION quarterly dividend, even during the Great Recession • Reduced leverage by 2 turns since 2008, providing flexibility to invest in the CONSERVATIVE CAPITAL business and return capital to shareholders through the cycle STRUCTURE • Addressed legacy liabilities including exiting multi-employer pension plans and settling the Walter Tax Liability with no future obligations 7

Keeping Eye on Long-term Strategies with Core Values Providing Foundation for Navigating the Crisis 8

Products and Markets

Strong Position in Broader Water Market Leading Product Positions in Key Product Categories (1) Water-Related Revenue as a % of Total Revenue (2) With over 160 years in the water utility market, Mueller Mueller Water Products is a water-focused company with Water Products has a large installed base of products an estimated 60% to 65% of sales for repair and used by customers for new construction and repair and replacement of essential infrastructure replacement 100% 100% 99% Fire Iron Gate Butterfly Brass 90% 89% Hydrants Valves Valves Products 85% Product Product Product Product 69% #1 Position #1 Position #1 Position #2 Position 59% 49% McWane ACIPCO DeZURIK PNR AQUA AOS MWA BMI XYL WTS FELE RXN Hydrants, Iron Water Gate & Water Commercial A.Y. McDonald Water & Hot Water Treatment, Butterfly Transportation, & Water Wastewater Heaters & Water Behind-the-Wall Filtration, Valves, Brass Treatment, Residential Pumping Treatment Boilers, Water Metering Plumbing Aquatics/Pool, Products, Pipe Testing and Water Systems Ford Meter Box Solutions Treatment Point-of-Use Repair & Leak Metering Products Key Products Detection, Metering (1) Company estimates based on internal analysis and information from trade associations and distributor networks, where available. (2) Company filings and presentations. 10

Mueller is Uniquely Positioned to Address Opportunities with Utilities with its Leading Infrastructure Products and Installed Base 11

# U.S. Water Infrastructure Requires Substantial Long-term Investment

## Repair & Replacement Market

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment (1)
- ASCE grade for drinking water infrastructure is D and grade for wastewater infrastructure is D+ (2)
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair (3)



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2017 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) Bluefield Research 2019, U.S. Municipal Water Infrastructure Forecast Report
(5) American Society of Engineers (ASCE): The Economic Benefits of Investing in Water Infrastructure

## U.S. Water Infrastructure CAPEX and Investment Gap

- Spending on Water & Wastewater CAPEX in U.S. is >$50B (4)
- ASCE estimates that the current annual investment gap expected to increase from $81B to $136B in 2039 (5)



Funding Gap $81B
CAPEX
2019
Funding Gap $136B
CAPEX
2039

MUELLER Mueller Water Products 12

# Aging Infrastructure Increasing Water Main Breaks

## Aging of Pipe Infrastructure

- Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 [(1)]
- 240,000 water main breaks per year [(2)]
- Up to 30% of treated water is lost or unaccounted for in the water system [(4)]
- Growing number of states requiring water loss audits [(5)]

### Average age of pipe infrastructure, by region [(6)]



5%
17%
43%
35%
16%
32%
20%
32%
17%
17%
35%
32%
6%
22%
38%
34%
System Age, Years
<30
31 to 60
61 to 100
>100

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report
(2) EPA Aging Water Infrastructure Research Program
(3) "Water Main Break Rates in the USA and Canada: A Comprehensive Study," March 2018, Steven Folkman at Utah State University, https://digitalcommons.usu.edu/cgi/viewcontent.cgi?article=1173&context=mae_facpub.
(4) Navigant Research
(5) National Resource Defense Council
(6) Bluefield Research, May 2018: Advanced Asset Management for Municipal Water: Global Trends & Strategies, 2018 - 2027

## Water Main Break Rates Increasing [(3)]

- According to a study by Steven Folkman at Utah State University that surveyed nearly 200,000 miles of water pipelines in more than 300 municipalities in the U.S. and Canada, serving more than 14 percent of the two countries' total population:
  - Between 2012 and 2018, overall water main break rates increased by 27 percent, from 11 to 14 breaks/100 miles/year
  - More concerning is that breakage rates of cast iron and asbestos cement pipe — which make up 41 percent of the installed water mains in the U.S. and Canada — have increased by more than 40 percent over those six years
  - 82 percent of cast iron pipes are more than 50 years old and experiencing a 46 percent increase in break rates
  - Smaller utilities have two times more main breaks than large utilities
  - Nationwide, one mile of installed water main serves 308 people
  - The average age of failing water mains is approximately 50 years
  - Over 16 percent of North America's underground water infrastructure is past its design service life

MUELLER Mueller Water Products 13

Funding Water Utilities Infrastructure Repair Water Utilities in North America Sources of Funding for U.S. Utilities • >50,000 water utilities and >14,000 wastewater utilities in U.S. • For U.S. utilities, 96% funded at state and local government level (3) (1) and Canada • Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $6,400 (4) • Around 1,100 water utilities, <2.5% of the total, serve • CPI for water and sewerage maintenance increased 3.0% for 12 months ended July approximately 60% of the estimated population served (>200M) (1) 2020 (5) • U.S. municipal bond issuance for year-to-date July 2020 period is 23.7% higher (6) • Approximately 14% of the U.S. population served by privately-owned • U.S. Federal government provides incentives for water utility projects such as Drinking (2) water systems, including investor-owned utilities (IOU) Water State Revolving Funds (DWSRF) and Water Infrastructure Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA) Distribution of Water Utilities in North America(1) Historical Water Rates vs. Other Utilities(4) 600 Estimated % of CPI Utilities (NSA 1982-1984 = 100) Market Tier # Water % of Total Population Population 500 (by population served) Utilities Utilities Served Served 400 >250,000 158 0.3% 109.3M 32.1% 300 50,000 – 250,000 981 1.9% 93.3M 27.4% 200 3,300 – 50,000 8,725 17.2% 109.9M 32.3% 100 <3,300 40,889 80.6% 27.7M 8.1% 0 1955 1960 1965 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 (1) Bluefield Research 2019, Water Industry 4.0 Focus Report CPI Water CPI Nat Gas CPI Postage CPI Electricity CPI All Items (2) Bluefield Research 2019, U.S. Private Water Utilities Report (3) RAND Corporation 2017 Report titled “Not Everything is Broken” (4) American Water Works Association 2016 Water and Wastewater Rate Survey (5) Bureau of Labor Statistics as of July 2020 (6) Securities Industry and Financial Markets Association (SIFMA) 14

# Need for Digital Water Solutions Expected to Accelerate

***Bluefield Research April 2020 Note***

"COVID-19 is an inflection point for long-term resilience, digital transformation of water sector. The U.S. & Canada digital water market is expected to sustain sizeable top-line losses in the immediate aftermath of the COVID-19 outbreak, but the pandemic is ultimately expected to drive greater demand for digital solutions going forward."

## Key Drivers for Digital Water Solutions



### Aging Infrastructure and Non-Revenue Water

- Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 [(2)]
- 240,000 water main breaks per year with 27% increase in break rates since 2012 [(3,4)]
- Up to 30% of treated water is lost or unaccounted for in the water system [(5)]
- Growing number of states requiring water loss audits [(6)]



### Climate Change, Water Scarcity and Population Growth

- Increased frequency of extreme climate events elevating importance of infrastructure resiliency and water management
- 57% of U.S. experiencing drought or abnormally dry conditions [(7)]
- Water scarcity awareness has increased conservation and use of low-flow appliances pressuring utility budgets
- Population growth and migration trends leading to increased urbanization



### Aging Workforce and Consumer Awareness

- Aging workforce at U.S. & Canada water & wastewater utilities is projected to see significant retirements over the next ten years
- Increasing consumer awareness and demand for water quality and usage information

**In this COVID-Accelerated scenario, digital spend grows at a 12-year CAGR of 8.7%, compared to 6.5%. In other words, the COVID-19 crisis is projected to advance the U.S. &. Canada digital water market by at least two to three years by the late 2020s.[(1)]**

(1) Bluefield Research Note from April 15, 2020, "Pandemic Represents Watershed Moment for U.S. & Canada Digital Water Market"
(2) Bluefield Research 2019, Water Industry 4.0 Focus Report
(3) EPA Aging Water Infrastructure Research Program
(4) "Water Main Break Rates in the USA and Canada: A Comprehensive Study," March 2018, Steven Folkman at Utah State University. "Between 2012 and 2018, overall water main break rates increased by 27% from 11.0 to 14.0 breaks/(100 miles)/year
(5) Navigant Research
(6) National Resource Defense Council
(7) U.S. Drought Monitor as of September 1, 2020 (includes contiguous 48 states)

MUELLER Mueller Water Products 15

# Broad-line of Technology-enabled Products

- Currently have a number of products addressing these categories, including Echologics' pipe condition assessment services and fixed leak detection solutions, advanced meters and communication equipment, smart hydrants, pressure and water quality monitors, and most recently, our Sentryx™ software platform

| Digital Water Category | Growth vs. Total Digital Water Market (1) |
|---|---|
| Information Management | ++++ |
| Network Management | ++ |
| Work & Asset Management | + |
| Metering & Customer Management | – |
| Plant Management | – – – – |

**Current Product Offerings**

**Sentryx™**

Infrastructure Monitoring Software





Acoustic Fixed Leak Detection & Pipe Condition Assessment



Pressure Monitoring & Control



Water Quality Monitoring



AMR, AMI, Remote Disconnect Meters, Communications

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report. Estimated CAGR of 6.5% for North American Digital Water Market between 2019 and 2030.

MUELLER Mueller Water Products 16

# Modernizing Manufacturing Facilities

- Major projects driving capital spending above historical levels to deliver above-market sales growth by broadening our product capabilities and expand gross margins as we modernize facilities, equipment and processes
  - In addition to operational efficiencies, modernization efforts will improve our environmental impact as we look to continue to lower the use of resources and manufacturing waste
  - Three transformational projects forecasted to account for approximately $130 million of capital spending and expected to drive approximately $30 million of annualized incremental gross profit through combination of efficiencies and sales growth, after all are completed


Capital Expenditures*
($ in millions)
Capital Expenditures
% of Consolidated Net Sales
$120
$100
$80
$60
$40
$20
$0
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
FY15
FY16
FY17
FY18
FY19
FY20**
$27
$32
$41
$56
$87
$71 - $75
3.4%
3.9%
4.9%
6.1%
8.9%
Expect capital expenditures as a % of consolidated net sales to decrease to less than 4% after the completion of the new brass foundry in Decatur, IL

* Consolidated capital expenditures includes Infrastructure, Technologies and Corporate segments. Periods prior to FY18 exclude Anvil.
** Provided with Q3FY20 earnings press release and call on August 5 & 6, 2020.

**Three Large Projects**

| Project | Location | Expected Completion(1) |
|---|---|---|
| Large Casting Foundry | Chattanooga, TN | 2020 |
| Brass Foundry | Decatur, IL | 2023 |
| Specialty Valve Manufacturing | Kimball, TN | 2023 |

**Due to the COVID-19 pandemic, pushed out some of the capital spending associated with completion of the Decatur brass foundry, which could impact the completion date as well as the timing of the benefits****

(1) Represents timing of full project completion and not timing of full annualized benefit from efficiencies and sales from new products

MUELLER Mueller Water Products 17

Financial Performance

History of Strong Financial Performance • Over last three years (FY16 to FY19), delivered 6.5% net sales CAGR with 8.3% adjusted EBITDA CAGR • Adjusted EBITDA margin improved 100 bps. over the last three years (FY16 to FY19) Consolidated Net Sales Consolidated Adjusted EBITDA (1) and ($ in millions) Adjusted EBITDA Margin ($ in millions) $1,200 $400 25.0% 20.5% $968 $350 19.5% 19.8% 19.7% $1,000 $916 18.1% 20.0% $793 $801 $826 $300 16.2% $800 14.0% $250 15.0% $198 $180 $600 $200 $164 $143 $156 $150 $127 10.0% $400 $102 $100 $200 5.0% $50 $0 $0 0.0% FY15 FY16 FY17 FY18 FY19 FY13 FY14 FY15 FY16 FY17 FY18 FY19 NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (1) Adjusted EBITDA excludes other charges of $23.8 million in FY2016, $21.2 million in FY2017, $19.7 million in FY2018 and $43.4 million in FY2019. 19

Third Quarter Highlights* • Realized a 16.7% decrease in consolidated net sales, which were better than expectations for a year-over-year decrease between 20% and 30% − Smaller-than-expected downturn in residential construction activity during the quarter − As expected, channel partners reacted quickly to protect their balance sheets and cash flows by meeting demand with their existing inventory − Increase in construction activity, after the initial shelter-in-place orders in April and May, led to a significant sequential growth in sales and orders in June − Overall, believe key end markets, excluding certain project-related areas, experienced mid-single-digit decrease during the quarter; however, there was a wide range of performance, depending on geography, with some markets close to flat versus the prior year • Lower volumes and additional expenses related to the pandemic resulted in a 33.0% decrease in adjusted EBITDA − Anticipated elevated decremental margins given our fixed cost structure, especially for our core products, and additional expenses related to the pandemic − Immediately took action to adjust production capacity and SG&A expenses with a combination of temporary furloughs, salary reductions and elimination of some discretionary spending − Benefited from positive pricing dynamics during the quarter, despite the additional challenges from lower market volumes − Lower raw material costs helped offset inflation from purchased components and labor, in addition to higher tariffs • Generated strong free cash flow during the quarter, resulting in a $59 million increase in cash on our balance sheet * Provided with Q3FY20 earnings press release and call on August 5 & 6, 2020. 20

Fourth Quarter and Full-Year 2020 Outlook* • Anticipate that consolidated net sales for the fourth quarter will be between flat and 5% lower compared with the prior year quarter − Generated strong bookings in June and July across entire Infrastructure segment, especially for shorter-cycle products (gate valves, hydrants and brass products), while backlog for our specialty valve products increased 9% versus the prior year to $98M − Based on most recent outlook, the Company believes that the third quarter will have been most challenging quarter of fiscal 2020 − Despite momentum going into our fourth quarter, we remain cautious due to the highly uncertain environment and unknown impact of the pandemic • Adjusted EBITDA conversion margin expected to improve relative to the third quarter, and adjusted EBITDA anticipated to be between flat and 10% lower as compared with the prior year quarter • Expect to generate positive free cash flow during the fourth quarter and increase the cash on our balance sheet at the end of September 2020 • Refining guidance for other financial metrics for full-year 2020: − Net interest expense between $25.5 million and $26.0 million − Effective income tax rate between 23% and 24% − Depreciation and amortization between $57 million and $58 million − Capital expenditures between $71 million and $75 million * Provided with Q3FY20 earnings press release and call on August 5 & 6, 2020. 21

Free Cash Flow $120.0 • Net cash provided by operating activities for $100.0 $100.0 nine months ended June 30, 2020 improved $51.2 $82.2M to $100.0M, excluding the Walter Tax $80.0 Settlement of $22.2M in Q1FY20 $60.0 $40.0 $52.9 $48.8 • Improvements primarily driven by working capital management and the timing of tax $20.0 $17.8 payments $0.0 $ in millions • ($20.0) Invested $13.9M in capital expenditures during ($35.1) third quarter (vs. $22.4M in Q3FY19) bringing ($40.0) year-to-date total to $51.2M ($60.0) YTD Q3FY19 YTD Q3FY20* • Free cash flow for the year-to-date period Capital expenditures improved $83.9M to $48.8M, excluding Walter Free cash flow Cash provided by operating activities Tax Settlement payment of $22.2M in Q1FY20 * Both cash provided by operating activities and free cash flow for YTD Q3FY20 exclude the pre-tax $22.2 million payment associated with the Walter Tax settlement in Q1FY20 22

# Strong Balance Sheet and Ample Liquidity*

## Believe We Are Well-Positioned to Face Future Challenges from COVID-19 Pandemic

**Credit Rating**

- Moody's: Ba2 Corporate Rating, Ba3 Notes Rating, Stable Outlook
- S&P: BB Corporate and Notes Ratings, Stable Outlook

**Debt Structure**

- $450 million of 5.5% Senior Unsecured Notes (matures June 2026)
- Asset based lending agreement ("ABL") provides up to $175 million revolving credit facility subject to borrowing base (LIBOR + 200 basis points) with none outstanding (terminates July 29, 2025)

**Net Debt Leverage & Liquidity**

- $276.9 million net debt with total debt of $447.6 million** and cash and cash equivalents of $170.7 million
- Net debt leverage was 1.5x at June 30, 2020
- No debt maturities prior to June 2026
- $286.8 million of total liquidity including $116.1 million of excess availability under the ABL, based on June 30, 2020 data

**Debt Maturities**
$ in millions


$500
$400
$300
$200
$100
$0
No debt repayments prior to June 2026 and ABL terminates July 2025
$450
FY20
FY21
FY22
FY23
FY24
FY25
FY26

**Financial Covenants**

- No financial maintenance covenants on Senior Unsecured Notes
- ABL not subject to any financial maintenance covenants unless excess availability is less than the greater of $17.5 million and 10% of the Loan Cap; consolidated Fixed Charge Ratio permitted to be <1x unless threshold is triggered

* Provided with Q3FY20 earnings press release and call on August 5 & 6, 2020.
** 5.5% Senior Unsecured Notes include $5.1M of deferred debt issuance costs.

MUELLER Mueller Water Products 23

Balanced and Disciplined Capital Allocation • Given liquidity position on our balance sheet, Cash Allocation since December 31, 2016 (Through June 30, 2020) our capital allocation priorities, continue to focus on capital investments and returning $206M to Shareholders cash to shareholders through our quarterly - $106M dividends dividend - $100M share repurchases − Recently approved our quarterly dividend which was Shareholders paid in August 29% • Temporarily suspending our share repurchase Strategic program to provide additional flexibility (1) Investments Balance − Allocated $5 million towards share repurchases in 57% Sheet (2) February prior to the pandemic 14% • Reviewing M&A priorities and anticipate that discussions will continue, but do not expect to $403M to Strategic Investments execute anything in fiscal 2020 - $230M capital expenditures - $173M acquisitions • Continue to review our overall approach to capital allocation as we learn more about the (1) Includes consolidated capital expenditures and cash paid for acquisition of Krausz Industries and Singer (excludes proceeds from sales of assets) (2) Includes debt retirement and pension plan payments ($35 million pension settlement in Q4FY17 and $2 million to exit length, severity and recovery of the crisis Canadian and multiemployer plans), and includes $22.2 million payment for Walter Tax Settlement 24

Investment Highlights STRONG COMPETITIVE POSITION LONG-TERM END MARKET DYNAMICS CONTINUE TO IMPROVE MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER MARGIN EXPANSION LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS FLEXIBLE BALANCE SHEET AND STRONG CASH FLOW 25

Supplemental Data

Q3 2020 Consolidated Financial Highlights* • Net sales of $228.5M decreased 16.7%, or $45.8M, primarily due to Third Quarter 2020 2019 reduced shipment volumes related to the pandemic seen across most of our product lines, partially offset by higher pricing Net sales $ 228.5 $ 274.3 • Gross profit of $75.7M decreased 22.1%, or $21.5M, with a gross margin of 33.1% Gross profit $ 75.7 $ 97.2 − Gross margin decreased 230 basis points primarily due to the decrease in shipment volumes and $5.2M of expenses related to the pandemic, Gross margin 33.1% 35.4% including certain unfavorable volume variances, voluntary emergency paid leave for employees and additional sanitation and cleaning fees Adj. operating income $ 28.6 $ 52.0 • Adjusted operating income of $28.6M decreased 45.0%, or $23.4M Adj. operating margin 12.5% 19.0% − Decrease is primarily due to lower volumes and higher expenses relating to the pandemic at both Infrastructure and Technologies − Expenses associated with addressing the pandemic reduced adjusted Adj. EBITDA $ 43.8 $ 65.4 operating income by approximately $5.7M during the third quarter; however, benefited from lower SG&A expenses relating to the pandemic, Adj. EBITDA margin 19.2% 23.8% resulting in estimated net COVID-19 related expenses of approximately $2.5M Adj. net income per share $ 0.11 $ 0.24 • Adjusted EBITDA of $43.8M decreased 33.0%, or $21.6M, leading to $ in millions except per share amounts adjusted EBITDA margin of 19.2% and decremental margin of 47% − For the last twelve months, adjusted EBITDA was $189.9M, or 19.7% of net sales 3Q20 results exclude strategic reorganization and other charges of $8.6 million and tax benefits of $2.0 million 3Q19 results exclude strategic reorganization and other charges of $2.5 million, Krausz inventory step-up expense • Generated adjusted net income per share of $0.11 compared with of $2.3 million and Walter Energy Accrual of $0.5 million and tax benefits of $1.1 million $0.24 in the prior year * Provided with Q3FY20 earnings press release and call on August 5 & 6, 2020. 27

Strong Balance Sheet with Significant Flexibility • Reduced debt by $1.1 billion since March 31, 2006 and $650 million since September 30, 2008 • Capital structure and net leverage position provide flexibility to support capital investments, quarterly dividend and acquisitions • Total debt of $447.6 million and cash and cash equivalents of $170.7 million leading to net debt leverage of 1.5x at June 30, 2020 with $286.8 million of excess availability under the ABL, based on June 30, 2020 data Total Debt $1,800 ($ in millions) $1,600 $1,549 $1,400 $1,200 $1,127 $1,101 $1,096 $1,000 $740 $800 $692 $678 $623 $601 $541 $600 $489 $484 $481 $445 $446 $448 $400 $200 $0 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 Q3FY20 28

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2020 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 209.9 $ 18.6 $ — $ 228.5 Gross profit $ 73.5 $ 2.2 $ — $ 75.7 Selling, general and administrative expenses 29.7 6.0 11.4 47.1 Strategic reorganization and other charges — — 8.6 8.6 Operating income (loss) $ 43.8 $ (3.8) $ (20.0) $ 20.0 Operating margin 20.9% (20.4) % 8.8 % Capital expenditures $ 13.4 $ 0.5 $ — $ 13.9 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 11.2 Strategic reorganization and other charges 8.6 Income tax benefit of adjusting items (2.0) Adjusted net income $ 17.8 Weighted average diluted shares outstanding 158.5 Adjusted net income per diluted share $ 0.11 29‹#›

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2020 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 11.2 Income tax expense (1) 3.4 Interest expense, net (1) 6.1 Pension benefit other than service (0.7) Operating income (loss) $ 43.8 $ (3.8) $ (20.0) 20.0 Strategic reorganization and other charges — — 8.6 8.6 Adjusted operating income (loss) 43.8 (3.8) (11.4) 28.6 Pension benefit other than service — — 0.7 0.7 Depreciation and amortization 12.2 2.3 — 14.5 Adjusted EBITDA $ 56.0 $ (1.5) $ (10.7) $ 43.8 Adjusted operating margin 20.9% (20.4) % 12.5 % Adjusted EBITDA margin 26.7% (8.1) % 19.2 % Adjusted EBITDA $ 56.0 $ (1.5) $ (10.7) $ 43.8 Three prior quarters’ adjusted EBITDA 173.8 0.2 (27.9) 146.1 Trailing twelve months’ adjusted EBITDA $ 229.8 $ (1.3) $ (38.6) $ 189.9 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 1.2 Long-term debt 446.4 Total debt 447.6 Less cash and cash equivalents 170.7 Net debt $ 276.9 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.5x (1) We do not allocate interest or income taxes to our segments. 30‹#›

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 250.2 $ 24.1 $ — $ 274.3 Gross profit $ 92.7 $ 4.5 $ — $ 97.2 Selling, general and administrative expenses 32.1 6.7 8.7 47.5 Strategic reorganization and other charges — — 2.5 2.5 Operating income (loss) $ 60.6 $ (2.2) $ (11.2) $ 47.2 Operating margin 24.2% (9.1) % 17.2 % Capital expenditures $ 18.9 $ 1.8 $ 1.7 $ 22.4 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 33.7 Walter Energy Accrual 0.5 Strategic reorganization and other charges 2.5 Krausz inventory step-up amortization 2.3 Income tax benefit of adjusting items (1.1) Adjusted net income $ 37.9 Weighted average diluted shares outstanding 158.8 Adjusted net income per diluted share $ 0.24 31‹#›

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Quarter ended June 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 33.7 Income tax expense (1) 8.9 Interest expense, net (1) 4.2 Walter Energy Accrual 0.5 Pension benefit other than service (0.1) Operating income (loss) $ 60.6 $ (2.2) $ (11.2) 47.2 Krausz inventory step-up amortization 2.3 — — 2.3 Strategic reorganization and other charges — — 2.5 2.5 Adjusted operating income (loss) 62.9 (2.2) (8.7) 52.0 Pension benefit other than service — — 0.1 0.1 Depreciation and amortization 11.3 2.0 — 13.3 Adjusted EBITDA $ 74.2 $ (0.2) $ (8.6) $ 65.4 Adjusted operating margin 25.1% (9.1) % 19.0 % Adjusted EBITDA margin 29.7% (0.8) % 23.8 % Adjusted EBITDA $ 74.2 $ (0.2) $ (8.6) $ 65.4 Three prior quarters’ adjusted EBITDA 155.6 (1.4) (24.5) 129.7 Adjusted EBITDA $ 229.8 $ (1.6) $ (33.1) $ 195.1 Reconciliation of net debt to total debt (end of period): Current portion of long-term debt $ 0.9 Long-term debt 445.3 Total debt 446.2 Less cash and cash equivalents 140.7 Net debt $ 305.5 Net debt leverage (net debt divided by trailing twelve months’ adjusted EBITDA) 1.6x (1) We do not allocate interest or income taxes to our segments. 32‹#›

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2020 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 643.0 $ 55.8 $ — $ 698.8 Gross profit $ 225.9 $ 8.4 $ — $ 234.3 Selling, general and administrative expenses 95.6 18.9 31.8 146.3 Strategic reorganization and other charges 0.4 — 11.5 11.9 Operating income (loss) $ 129.9 $ (10.5) $ (43.3) $ 76.1 Operating margin 20.2% (18.8) % 10.9 % Capital expenditures $ 49.1 $ 1.8 $ 0.3 $ 51.2 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 45.3 Strategic reorganization and other charges 11.9 Walter Energy Accrual 0.2 Income tax benefit of adjusting items (2.8) Adjusted net income $ 54.6 Weighted average diluted shares outstanding 158.6 Adjusted net income per diluted share $ 0.34 33‹#›

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2020 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 45.3 Income tax expense (1) 13.3 Interest expense, net (1) 19.5 Walter Energy Accrual 0.2 Pension benefit other than service (2.2) Operating income (loss) $ 129.9 $ (10.5) $ (43.3) 76.1 Strategic reorganization and other charges 0.4 — 11.5 11.9 Adjusted operating income (loss) 130.3 (10.5) (31.8) 88.0 Pension benefit other than service — — 2.2 2.2 Depreciation and amortization 36.3 6.4 0.1 42.8 Adjusted EBITDA $ 166.6 $ (4.1) $ (29.5) $ 133.0 Adjusted operating margin 20.3% (18.8) % 12.6 % Adjusted EBITDA margin 25.9% (7.3) % 19.0 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 77.8 Less capital expenditures (51.2) Free cash flow $ 26.6 (1) We do not allocate interest or income taxes to our segments. 34‹#›

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 636.3 $ 64.8 $ — $ 701.1 Gross profit $ 221.4 $ 10.7 $ — $ 232.1 Selling, general and administrative expenses 88.7 20.2 25.3 134.2 Strategic reorganization and other charges 1.1 — 11.5 12.6 Operating income (loss) $ 131.6 $ (9.5) $ (36.8) $ 85.3 Operating margin 20.7% (14.7) % 12.2 % Capital expenditures $ 46.7 $ 4.5 $ 1.7 $ 52.9 Reconciliation of non-GAAP performance measures to GAAP performance measures: Net income $ 23.6 Walter Energy Accrual 38.4 Strategic reorganization and other charges 12.6 Transition tax benefit (0.6) Discrete tax benefit of Walter Energy Accrual (7.8) Exit of pension plans 1.0 Krausz inventory step-up amortization 4.5 Income tax benefit of adjusting items (3.7) Adjusted net income $ 68.0 Weighted average diluted shares outstanding 158.9 Adjusted net income per diluted share $ 0.43 35‹#›

Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Nine months ended June 30, 2019 Infrastructure Technologies Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 23.6 Income tax expense (1) 6.9 Interest expense, net (1) 15.6 Walter Energy Accrual 38.4 Pension costs other than service 0.8 Operating income (loss) $ 131.6 $ (9.5) $ (36.8) 85.3 Krausz inventory step-up amortization 4.5 — — 4.5 Strategic reorganization and other charges 1.1 — 11.5 12.6 Adjusted operating income (loss) 137.2 (9.5) (25.3) 102.4 Pension benefit other than service, excluding the effect of exit of pension plans — — 0.1 0.1 Depreciation and amortization 32.8 5.9 0.1 38.8 Adjusted EBITDA $ 170.0 $ (3.6) $ (25.1) $ 141.3 Adjusted operating margin 21.6% (14.7) % 14.6 % Adjusted EBITDA margin 26.7% (5.6) % 20.2 % Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 17.8 Less capital expenditures (52.9) Free cash flow $ (35.1) (1) We do not allocate interest or income taxes to our segments. 36‹#›

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